Exhibit 24
POWER OF ATTORNEY
          KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints J. Steven Whisler, Ramiro G. Peru and S. David Colton and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:
Annual Report For the Year Ended December 31, 2006 of Phelps Dodge Corporation on Form 10-K
     (1) to sign the Annual Report for the fiscal year ended December 31, 2006 of Phelps Dodge Corporation on Form 10-K (“2006 Form 10-K”) to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 2006 Form 10-K;
     (2) to file such 2006 Form 10-K (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and
     (3) to take such other action as may be deemed necessary or appropriate in connection with such 2006 Form 10-K;
as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 6th day of February, 2007.

/s/ Archie W. Dunham

Archie W. Dunham

Exhibit 24
POWER OF ATTORNEY
          KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints J. Steven Whisler, Ramiro G. Peru and S. David Colton and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:
Annual Report For the Year Ended December 31, 2006 of Phelps Dodge Corporation on Form 10-K
     (1) to sign the Annual Report for the fiscal year ended December 31, 2006 of Phelps Dodge Corporation on Form 10-K (“2006 Form 10-K”) to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 2006 Form 10-K;
     (2) to file such 2006 Form 10-K (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and
     (3) to take such other action as may be deemed necessary or appropriate in connection with such 2006 Form 10-K;
as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 5th day of February 2007.

/s/ W. A. Franke

William A. Franke

Exhibit 24
POWER OF ATTORNEY
          KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints J. Steven Whisler, Ramiro G. Peru and S. David Colton and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:
Annual Report For the Year Ended December 31, 2006 of Phelps Dodge Corporation on Form 10-K
     (1) to sign the Annual Report for the fiscal year ended December 31, 2006 of Phelps Dodge Corporation on Form 10-K (“2006 Form 10-K”) to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 2006 Form 10-K;
     (2) to file such 2006 Form 10-K (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and
     (3) to take such other action as may be deemed necessary or appropriate in connection with such 2006 Form 10-K;
as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 7th day of February 2007.

/s/ Robert D. Johnson

Robert D. Johnson

Exhibit 24
POWER OF ATTORNEY
          KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints J. Steven Whisler, Ramiro G. Peru and S. David Colton and each of them her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities:
Annual Report For the Year Ended December 31, 2006 of Phelps Dodge Corporation on Form 10-K
     (1) to sign the Annual Report for the fiscal year ended December 31, 2006 of Phelps Dodge Corporation on Form 10-K (“2006 Form 10-K”) to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 2006 Form 10-K;
     (2) to file such 2006 Form 10-K (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and
     (3) to take such other action as may be deemed necessary or appropriate in connection with such 2006 Form 10-K;
as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 6th day of February 2007.

/s/ Marie Knowles

Marie L. Knowles

Exhibit 24
POWER OF ATTORNEY
          KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints J. Steven Whisler, Ramiro G. Peru and S. David Colton and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:
Annual Report For the Year Ended December 31, 2006 of Phelps Dodge Corporation on Form 10-K
     (1) to sign the Annual Report for the fiscal year ended December 31, 2006 of Phelps Dodge Corporation on Form 10-K (“2006 Form 10-K”) to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 2006 Form 10-K;
     (2) to file such 2006 Form 10-K (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and
     (3) to take such other action as may be deemed necessary or appropriate in connection with such 2006 Form 10-K;
as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 7th day of February 2007.

/s/ Charles C. Krulak

Charles C. Krulak

Exhibit 24
POWER OF ATTORNEY
          KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints J. Steven Whisler, Ramiro G. Peru and S. David Colton and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:
Annual Report For the Year Ended December 31, 2006 of Phelps Dodge Corporation on Form 10-K
     (1) to sign the Annual Report for the fiscal year ended December 31, 2006 of Phelps Dodge Corporation on Form 10-K (“2006 Form 10-K”) to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 2006 Form 10-K;
     (2) to file such 2006 Form 10-K (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and
     (3) to take such other action as may be deemed necessary or appropriate in connection with such 2006 Form 10-K;
as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 4th day of February 2007.

/s/ Jon C. Madonna

Jon C. Madonna

Exhibit 24
POWER OF ATTORNEY
          KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints J. Steven Whisler, Ramiro G. Peru and S. David Colton and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:
Annual Report For the Year Ended December 31, 2006 of Phelps Dodge Corporation on Form 10-K
     (1) to sign the Annual Report for the fiscal year ended December 31, 2006 of Phelps Dodge Corporation on Form 10-K (“2006 Form 10-K”) to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 2006 Form 10-K;
     (2) to file such 2006 Form 10-K (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and
     (3) to take such other action as may be deemed necessary or appropriate in connection with such 2006 Form 10-K;
as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 6th day of February 2007.

/s/ Dustan E. McCoy

Dustan E. McCoy

Exhibit 24
POWER OF ATTORNEY
          KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints J. Steven Whisler, Ramiro G. Peru and S. David Colton and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:
Annual Report For the Year Ended December 31, 2006 of Phelps Dodge Corporation on Form 10-K
     (1) to sign the Annual Report for the fiscal year ended December 31, 2006 of Phelps Dodge Corporation on Form 10-K (“2006 Form 10-K”) to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 2006 Form 10-K;
     (2) to file such 2006 Form 10-K (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and
     (3) to take such other action as may be deemed necessary or appropriate in connection with such 2006 Form 10-K;
as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 6th day of February 2007.

/s/ Parker

Gordon R. Parker

Exhibit 24
POWER OF ATTORNEY
          KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints J. Steven Whisler, Ramiro G. Peru and S. David Colton and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:
Annual Report For the Year Ended December 31, 2006 of Phelps Dodge Corporation on Form 10-K
     (1) to sign the Annual Report for the fiscal year ended December 31, 2006 of Phelps Dodge Corporation on Form 10-K (“2006 Form 10-K”) to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 2006 Form 10-K;
     (2) to file such 2006 Form 10-K (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and
     (3) to take such other action as may be deemed necessary or appropriate in connection with such 2006 Form 10-K;
as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 7th day of February 2007.

/s/ William J. Post

William J. Post

Exhibit 24
POWER OF ATTORNEY
          KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints J. Steven Whisler, Ramiro G. Peru and S. David Colton and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:
Annual Report For the Year Ended December 31, 2006 of Phelps Dodge Corporation on Form 10-K
     (1) to sign the Annual Report for the fiscal year ended December 31, 2006 of Phelps Dodge Corporation on Form 10-K (“2006 Form 10-K”) to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 2006 Form 10-K;
     (2) to file such 2006 Form 10-K (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and
     (3) to take such other action as may be deemed necessary or appropriate in connection with such 2006 Form 10-K;
as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 7th day of February 2007.

/s/ Martin Richenhagen

Martin H. Richenhagen

Exhibit 24
POWER OF ATTORNEY
          KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints J. Steven Whisler, Ramiro G. Peru and S. David Colton and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:
Annual Report For the Year Ended December 31, 2006 of Phelps Dodge Corporation on Form 10-K
     (1) to sign the Annual Report for the fiscal year ended December 31, 2006 of Phelps Dodge Corporation on Form 10-K (“2006 Form 10-K”) to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 2006 Form 10-K;
     (2) to file such 2006 Form 10-K (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and
     (3) to take such other action as may be deemed necessary or appropriate in connection with such 2006 Form 10-K;
as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 6th day of February 2007.

/s/ Jack E. Thompson

Jack E. Thompson

Exhibit 24
POWER OF ATTORNEY
          KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Ramiro G. Peru and S. David Colton and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:
Annual Report For the Year Ended December 31, 2006 of Phelps Dodge Corporation on Form 10-K
     (1) to sign the Annual Report for the fiscal year ended December 31, 2006 of Phelps Dodge Corporation on Form 10-K (“2006 Form 10-K”) to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 2006 Form 10-K;
     (2) to file such 2006 Form 10-K (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and
     (3) to take such other action as may be deemed necessary or appropriate in connection with such 2006 Form 10-K;
as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 20th day of February 2007.

/s/ J. Steven Whisler

J. Steven Whisler